EXHIBIT 99.2

PLACEMENT AGENCY AGREEMENT

AXION POWER INTERNATIONAL, INC.

Common Stock

PLACEMENT AGENCY AGREEMENT

January 31, 2012

Philadelphia Brokerage Corporation

Two Radnor Corporate Center

Suite 111

Radnor, Pennsylvania 19087

Emerging Growth Equities, Ltd.

Parkview Tower

1150 First Ave, Suite 600

King of Prussia, PA 19406

Ladies and Gentlemen:

Axion Power International, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this Placement Agency Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the investors identified therein (each, an “Investor” and collectively, the “Investors”), to issue and sell for an aggregate of minimum gross consideration of $8,000,000 and an aggregate gross maximum consideration of $10,000,000, shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (such Shares sold hereunder are hereby referred to as the “Securities”). The Securities are more fully described in the Registration Statement (as defined herein). This is to confirm the agreement between the Company and Philadelphia Brokerage Corporation (“PBC”) and Emerging Growth Equities, Ltd. (“EGE”; each of PBC and EGE is individually referred to as a “Placement Agent” and together as (the “Placement Agents”) concerning the offering, issuance and sale of the Securities.

Agreement to Act as Placement Agents; Delivery and Payment.

On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

(a) The Company hereby authorizes the Placement Agents to act as its exclusive agents in connection with the issuance and sale, by the Company, of Securities (the “Offering”) to the Investors and each Placement Agents hereby agrees, as agent of the Company, to use its commercially reasonable efforts to solicit offers to purchase all or part of the Securities from the Company upon the terms and conditions set forth in the Prospectus (as defined below). Each Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase Securities has been solicited by such Placement Agent and accepted by the Company, but such Placement Agent shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will either Placement Agent or any of its affiliates be obligated to underwrite or purchase any of the Securities for their own accounts or otherwise provide any financing. The Placement Agents shall act solely as the Company’s agent and not as principal. The Placement Agents shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Notwithstanding the foregoing, it is understood and agreed that each Placement Agent and its affiliates may, solely at their discretion and without any obligation to do so, purchase Securities as principals; provided, however, that any such purchase by a Placement Agent (or its affiliates) shall be fully disclosed to the Company and approved by the Company in accordance with the preceding sentence.

(b) As compensation for services rendered, on the Closing Date, the Company shall pay or cause to be paid to each Placement Agent a fee (the “Agency Fee”) payable as follows: (i) the Company shall pay to each Placement Agent an amount of cash equal to seven percent (7.0%) of the gross proceeds received by the Company in the issuance of Securities placed by such Placement Agent in the Offering (the “Cash Fee”), and (ii) shall issue to each Placement Agent or its designees the number of shares of Common Stock equal to three percent (3.0%) of the gross proceeds received by the Company in the issuance of Securities placed by such Placement Agent in the Offering, with such shares of Common Stock valued at the price at which the Securities are sold in the Offering, or such lower amount as approved by FINRA (as defined below). The Cash Fee shall be payable by wire transfer of immediately available funds to an account or accounts designated by each Placement Agent. If the Offering contemplated hereby is completed, each Placement Agent agrees that the foregoing compensation constitutes all of the compensation that such Placement Agent shall be entitled to receive in connection with the Offering contemplated hereby. The Placement Agents hereby agree the shares of Common Stock issued pursuant to clause (ii) shall not be sold during the Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the date of the Offering except as permitted by FINRA Rule 5110(g).

(c) The purchases of Securities by the Investors shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto in the form attached hereto as Exhibit A.

(d) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agents, solicit or accept offers to purchase Securities of the Company (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agents in accordance herewith.

(e) No Securities that the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Investor purchasing such Securities against payment by such Investor. If the Company shall default in its obligations to deliver Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of such default by the Company.

(f) Payment of the purchase price for, and delivery of, the Securities shall be made at a closing (the “Closing”) at the offices of PBC, at 10:00 a.m., local time, on or about Friday, February 3, 2012 or at such other time and date as the Placement Agents and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act (such date of payment and delivery being herein referred to as the “Closing Date”). The Company, the Placement Agents and The Bank of New York, as escrow agent (the “Escrow Agent”), have entered into an escrow agreement, dated as of January 30, 2012 (the “Escrow Agreement”) pursuant to which an escrow account will be established, at the Company’s expense, for the benefit of the Company and the Investors (the “Escrow Account”). Subject to the terms hereof and of the Escrow Agreement, payment of the purchase price for the Securities shall be made to the Company in the manner set forth below by Federal Funds wire transfer, against delivery of the Securities to such persons and shall be registered in the name or names and shall be in such denominations as the Placement Agents may request at least one business day before the Closing Date. Payment of the purchase price for the Securities to be purchased by Investors shall be made by such Investors directly to the Escrow Agent by depositing such amount into the Escrow Account and the Escrow Agent agrees to hold such purchase price in escrow in accordance therewith. The Company shall cause its transfer agent, Continental Stock Transfer & Trust (the “Transfer Agent”) to deliver to the Escrow Agent, at least two business days prior to the Closing, certificates bearing the name of the Investors (or their designees or nominees) evidencing the Securities to be issued to each such Investor. Subject to the terms and conditions hereof and of the Subscription Agreements and the Escrow Agreement, the Escrow Agent shall, on the Closing Date, deliver to the Company, by Federal Funds wire transfer, the aggregate purchase price so held in escrow, reduced by an amount equal to the sum of the aggregate Cash Fee payable in cash to the Placement Agents, and to each of the Investors certificates evidencing the Securities purchased by such Investor. Each of the Company and the Placement Agents hereby agree to deliver to the Escrow Agent a closing notice as contemplated by the Escrow Agreement at least one day prior to the Closing Date.

(g) With respect to any Investor that is a registered investment company and is not settling its purchase of Securities pursuant to Section 1(f) above, on or before the Closing Date, the Company shall cause the Transfer Agent to deliver the Securities purchased by such Investor to the account and/or at the address designated by such Investor, and such Investor shall wire, in immediately available funds, the Purchase Amount for such Securities to an account designated by the Company.

Representations and Warranties of the Company.

The Company represents and warrants to the Placement Agents as of the date hereof and as of the Closing Date, and agrees with the Placement Agents, as follows:

(a) Filing and Effectiveness of Registration Statement. The Company has filed, in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Securities Act Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (No. 333-174692), relating to the Securities and the offering thereof from time to time in accordance with Rule 415(a)(1)(x) of the Securities Act Rules and Regulations, and such amendments thereof as may have been required to date.

(b) Registration Statement and Prospectus; Certain Defined Terms. The Company meets the requirements for use of Form S-3 under the Securities Act and has complied with the requirements of Rule 415 with respect to the Registration Statement (as hereafter defined). The Registration Statement has heretofore become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Securities Act, will be filed with the Commission and become effective under the Securities Act no later than 10:00 p.m. New York City time on the date of determination of the public offering price for the Securities. No stop order preventing or suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for such purpose pursuant to Section 8A of the Securities Act against the Company or related to the Offering have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission, and any request received by the Company on the part of the Commission for additional information has been complied with. As used in this paragraph and elsewhere in this Agreement:

(i) “Registration Statement” means the registration statement, as amended at the time of such registration statement’s effectiveness (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information in the corresponding Base Prospectus or a prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed pursuant to Rule 430B (“Rule 430B”) or Rule 430C (“Rule 430C”) under the Securities Act to be a part thereof at the Effective Time. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Securities Act Rules and Regulations (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall also be deemed to include such Rule 462(b) Registration Statement.

(ii) “Base Prospectus” means the Base Prospectus included in the Registration Statement at the Effective Time.

(iii) “Final Prospectus Supplement” means the final prospectus supplement, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) for use in connection with the offering and sale of the Securities that discloses the public offering price and other final terms of the Securities.

(iv) “Prospectus” means the Final Prospectus Supplement together with the Base Prospectus attached to or used with the Final Prospectus Supplement.

(v) “Time of Sale” with respect to any Investor, means the time of receipt and acceptance (evidenced by execution by the Company) of an executed Subscription Agreement (as defined below) from such Investor.

(vi) “General Disclosure Package” means the Base Prospectus, each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Schedule II hereto and the pricing and other information as set forth on Exhibit D hereto (the “Pricing Information”), all considered together.

(c) Compliance with Securities Act Requirements. The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the Time of Sale and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities (the “Prospectus Delivery Period”), will comply, in all material respects, with the requirements of the Securities Act and the Securities Act Rules and Regulations; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, that the Company makes no representations or warranty in this paragraph with respect to statements in or omissions from the Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of each Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to such respective Placement Agent Information (as defined in Section 8) provided by each Placement Agent.

(d) Contents of Prospectus. Each of the Preliminary Prospectus, if any, and the Prospectus will comply, as of the date that it is filed with the Commission, the date of its delivery to Investors, the Time of Sale and at all times during the Prospectus Delivery Period, in all material respects, with the requirements of the Securities Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Securities Act); at no time during the period that begins on the earlier of the date of the Preliminary Prospectus, if any, and the date the Prospectus is filed with the Commission and ends at the later of the Time of Sale and the end of the Prospectus Delivery Period did or will any Preliminary Prospectus or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company makes no representation or warranty with respect to the Placement Agent Information provided by each Placement Agent.

(e) Incorporated Documents. Each of the documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) General Disclosure Package. The General Disclosure Package as of the Time of Sale did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranty in this paragraph with respect the Placement Agent Information provided by either Placement Agent. No statement of material fact included in the Prospectus has been omitted from the General Disclosure Package and no statement of material fact included in the General Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(g) Distributed Materials; Conflict with Registration Statement. Other than the Base Prospectus, any Preliminary Prospectus and the Prospectus, the Company has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities (each such communication by the Company or its agents and the Placement Agents (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule II hereto and other written communications approved in advance by the Placement Agents. Each such Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act and the Securities Act Rules and Regulations on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act Rules and Regulations. Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the offering and sale of the Securities did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(h) Not an Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 (“Rule 405”) under the Securities Act.

(i) Due Incorporation. The Company has been duly organized and is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of organization, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Registration Statement, the Prospectus and the General Disclosure Package and is duly qualified to transact business and is in good standing as a foreign corporation or other legal entity in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing or have such power or authority (i) would not have, individually or in the aggregate, a material adverse effect upon, the general affairs, business, operations, properties, financial condition or results of operations of the Company and its Subsidiaries (as defined below), taken as a whole, or (ii) impair in any material respect the power or ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement and the Subscription Agreements, including the issuance and sale of the Securities (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

(j) Subsidiaries. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than as set forth on Schedule I hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”). Each Subsidiary has been duly organized and is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of organization, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Registration Statement, the Prospectus and the General Disclosure Package. All of the issued and outstanding capital stock (or similar equity interests) of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, except as described in the General Disclosure Package, are owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects.

(k) Due Authorization and Enforceability. The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Escrow Agreement, and to perform and discharge its obligations hereunder and thereunder; and each of this Agreement, the Escrow Agreement and each Subscription Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(l) The Securities. The issuance of the Securities has been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable. Except as otherwise stated in the General Disclosure Package and the Prospectus, there are no statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company, which have not been waived or complied with and will conform in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus.

(m) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, par value $0.0001 per share, of which 85,521,282 shares are issued and outstanding, 3,629,850 shares are reserved for issuance upon exercise of stock options outstanding under the Company’s employee and director stock option plans, and 11,896,070 shares are reserved for issuance under warrants; and (ii) 12,500,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption “Description of Securities” (and any similar sections or information, if any, contained in the General Disclosure Package). The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws. None of the outstanding shares of capital stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company or any of its Subsidiaries other than those described in the Prospectus and the General Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Prospectus and the General Disclosure Package, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(n) No Conflict. The execution, delivery and performance by the Company of this Agreement, the Subscription Agreements and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale by the Company of the Securities, will not (i) conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instrument, as applicable) of the Company or any Subsidiary, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) No Consents Required. No approval, authorization, consent or order of or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required in connection with the execution, delivery and performance of this Agreement, the Subscription Agreements and the Escrow Agreement by the Company, the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby or thereby other than (i) as may be required under the Securities Act or the Exchange Act, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Placement Agents, (iii) under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) or (iv) under the rules and regulations governing the quotation of the Securities on the OTC Bulletin Board (“OTCBB”) in connection with the Offering of the Securities hereunder.

(p) Registration Rights. Except as described in the due diligence materials provided by the Company to the Placement Agents or as otherwise described in the Registration Statement, the Prospectus and the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to register any securities with the Commission.

(q) Lock-Up Agreements. The Company has received copies of the executed Lock-Up Agreements, substantially in the form of Exhibit B hereto (the “Lock-Up Agreement”) executed by each of its officers and directors and such of its stockholders as are designated by the Placement Agents, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

(r) Independent Accountants. EFP Rotenberg, LLP, whose reports on the audited consolidated financial statements of the Company and the Subsidiaries are incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, are independent public accountants with respect to the Company as required by the Securities Act, and the applicable published Securities Act Rules and Regulations thereunder and Rule 3600T of the Public Company Accounting Oversight Board (“PCAOB”).

(s) Commission Reports. Since December 31, 2008, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “Exchange Act Filings”). As of their respective dates, the Exchange Act Filings complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the Securities Act Rules and Regulations or rules and regulations of the Commission promulgated under the Exchange Act (the “Exchange Act Rules and Regulations”), as the case may be, applicable to the Exchange Act Filings.

(t) Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company and the Subsidiaries, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company and the Subsidiaries, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). There are no other financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package.

(u) Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, and except as may be otherwise stated or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, (i) there has not been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or long-term debt of the Company or any of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) there has not been any material adverse change or development that would result in a material adverse change in or affecting the general affairs, business, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”); and (iii) neither the Company nor any of its Subsidiaries have entered or will enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole.

(v) Legal Proceedings. There are no legal or governmental actions, suits, claims or proceedings pending to which the Company or any Subsidiary is or would be a party or of which any of their respective properties is or would be subject at law or in equity, which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein and are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company or any Subsidiary, would reasonably be likely to result in a Material Adverse Change. To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(w) No Violation. Neither the Company nor any Subsidiary is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws (or analogous governing instrument, as applicable) or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiaries or any of their respective properties, as applicable, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

(x) Permits. The Company and each Subsidiary has made all filings, applications and submissions required by, and owns or possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as described in the General Disclosure Package (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and is in compliance with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”) except for such failure to comply that would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any proceedings relating to revocation or modification of, any such Required Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(y) Not an Investment Company. Neither the Company nor any Subsidiary is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, neither the Company nor any Subsidiary will an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act.

(z) No Price Stabilization. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any of their respective officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(aa) Good Title to Property. The Company and each Subsidiary has good and valid title to all property (whether real or personal) described in the General Disclosure Package as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects (collectively, “Liens”), except such as are described in the Prospectus and the General Disclosure Package or those that would not have a Material Adverse Effect. All of the property described in the General Disclosure Package as being held under lease by the Company or any Subsidiary is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that would not have a Material Adverse Effect or do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

(bb) Intellectual Property Rights. Except as set forth in the Registration Statement, the Prospectus and the General Disclosure Package, the Company and the Subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the Prospectus except where the failure to own or possess the right to use would not have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing except for those that would not have a Material Adverse Effect. The Intellectual Property licenses described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms. The Company and each Subsidiary has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license described in the General Disclosure Package and the Prospectus except for such breaches or asserted or threatened claims of breach that would not have a Material Adverse Effect, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. To the knowledge of the Company, the Company’s and each Subsidiary’s businesses as now conducted and as proposed to be conducted as set forth in the Registration Statement, the Prospectus and the General Disclosure Package do not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person. The Company has not received written notice of any material claim against the Company or any Subsidiary alleging the infringement by the Company or any of its Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company and each Subsidiary has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted. The Company and each Subsidiary has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company and the Subsidiaries (the “Company Patent Applications”). To the knowledge of the Company, the Company and each Subsidiary has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. The Company is not aware of any information not called to the attention of the PTO or similar foreign authority that would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information that would preclude the Company, or as applicable, any Subsidiary, from having clear title to the Company Patent Applications.

(cc) No Labor Disputes. No labor problem or dispute with the employees of the Company exists, or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

(dd) Taxes. The Company and each Subsidiary (i) has timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and (ii) is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided.

(ee) ERISA. The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirements under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any Subsidiary, which could, singularly or in the aggregate, have a Material Adverse Effect.

(ff) Compliance with Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of the environment which are applicable to their businesses (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of subsections (i), (ii) and (ii) of this subsection (ff) as would not, individually or in the aggregate, have a Material Adverse Effect.

(gg) Insurance. The Company and each Subsidiary maintains or is covered by insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(hh) Accounting Controls. The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the due diligence materials provided by the Company to the Placement Agents or as set forth in the General Disclosure Package or the Prospectus, since January 1, 2010, (x) EFP Rotenberg, LLP has not identified any material weakness in the Company’s internal control over financial reporting (whether or not remediated), and (y) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(ii) Disclosure Controls. The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act) that (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) are effective to perform the functions for which they were established. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weakness.

(jj) Contracts; Off-Balance Sheet Interests. There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required by the Securities Act or the Securities Act Rules and Regulations to be described in the Registration Statement or the General Disclosure Package or to be filed as an exhibit to the Registration Statement or document incorporated by reference therein, which is not described or filed as required. The contracts described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof.

(kk) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company and any of its Subsidiaries on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries or any of their affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein and which has not been so described.

(ll) Brokers Fees. Except as described in the due diligence materials provided by the Company to the Placement Agents or as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a valid claim against the Company, the Subsidiaries or the Placement Agents for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

(mm) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(nn) OTCBB; Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is quoted on the OTCBB, and the Company has taken no action designed to terminate, or any action reasonably likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or quotation of the Common Stock from the OTCBB, nor has the Company received any notification that the Commission or the OTCBB is contemplating terminating such registration or quotation. The Company has complied in all material respects with the applicable requirements of the OTCBB for the maintenance of quotation of the Common Stock on the OTCBB.

(oo) Sarbanes-Oxley Act. The Company, and to its knowledge, all of the Company’s directors or officers, in their capacities as such, are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002, as amended and any related rules and regulations promulgated by the Commission (the “Sarbanes-Oxley Act”). Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(pp) Foreign Corrupt Practices. Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or its Subsidiaries has, directly or indirectly, during the last five years, while acting on behalf of the Company or on behalf of the Company’s Subsidiaries after the Subsidiary was acquired by the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

Currency and Foreign Transactions. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except where a failure to comply with such requirements, statutes, rules, regulations or guidelines could not reasonably be expected to have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

No Sanctioned Employees. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ss) FINRA Affiliations. Except as described in the due diligence materials provided by the Company to the Placement Agents, neither the Company nor any Subsidiary nor any of their affiliates directly or indirectly controls, is controlled by, or is under common control with, or is an associated person of, any member firm of FINRA.

(tt) Trading Market . Assuming the accuracy of the representations of the Investors in the Subscription Agreements, no approval of the stockholders of the Company under the rules and regulations of any trading market is required for the Company to issue and deliver to the Investors the Securities.

Any certificate signed by any officer of the Company or any Subsidiary and delivered to the Placement Agents or to counsel for the Placement Agents in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to the Placement Agents and the Investors as to the matters covered thereby.

Covenants. The Company covenants and agrees with the Placement Agents as follows:

(a) Filing of Prospectuses. The Company will file: (i) each Preliminary Prospectus and the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rules 430B or 430C under the Securities Act, (ii) any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, if applicable, and (iii) all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during the Prospectus Delivery Period.

(b) Filing of Amendments. The Company will promptly advise the Placement Agents of any proposal to amend or supplement the Registration Statement, the Prospectus or the General Disclosure Package until the completion of the purchase and sale of the Securities contemplated herein and will afford the Placement Agents a reasonable opportunity to comment on any such proposed amendment or supplement and to file no such amendment or supplement to which the Placement Agents shall object in writing, which objection shall not be unreasonable; and the Company will also advise the Placement Agents promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to the Prospectus or for any additional information, (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective, but only during the Prospectus Delivery Period; (iv) receipt by the Company of any notification with respect to any suspension or the approval of the Securities from any securities exchange or trading market upon which it is listed for trading or included or designated for quotation, or the initiation or threatening of any proceeding for such purpose, (v) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (vi) the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c) Continued Compliance with Securities Law. If, during the Prospectus Delivery Period, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will promptly notify the Placement Agents of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Placement Agents and, to the extent applicable, the dealers and any other dealers upon request of the Placement Agents, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

(d) Free Writing Prospectuses. The Company will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Placement Agents approve its use in writing prior to first use; provided that the prior written consent of the Placement Agents hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule II hereto, (ii) comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iii) not take any action that would result in the Placement Agents or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agents that the Placement Agents otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show. The Placement Agents will (x) not make any offer relating to the Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Company approves its use in writing prior to first use; and (y) not take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agents that the Placement Agents otherwise would not have been required to file thereunder.

(e) Conflicting Issuer Free Writing Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Placement Agents and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Delivery of Copies. The Company will deliver promptly to the Placement Agents and their counsel such number of the following documents as the Placement Agents shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) copies of any Preliminary Prospectus related to the Securities; (iii) any Issuer Free Writing Prospectus, (iv) during the Prospectus Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); (v) any document incorporated by reference in the Prospectus (other than any such document, other than those documents described in clauses (i), (ii), (iii), (iv) and (v) above) that is filed with the Commission electronically via EDGAR or any successor system and (vi) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act.

(g) Blue Sky Laws. The Company will promptly take or cause to be taken, from time to time, such actions as the Placement Agents may reasonably request to qualify the Securities for offering and sale under the state securities, or blue sky, laws of such states or other jurisdictions as the Placement Agents may reasonably request and to maintain such qualifications in effect so long as the Placement Agents may request for the distribution of the Securities, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(h) Earnings Statement. As soon as practicable, but in any event not later than 16 months after the date of this Agreement, the Company will make generally available to holders of its securities, an earnings statement of the Company and its Subsidiaries (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act and the Securities Act Rules and Regulations (including Rule 158). Any document or information filed with the Commission and available on EDGAR shall be deemed to be delivered for purposes of this section.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(j) Lock-Up Period; Make-Whole Provisions. Beginning on the date hereof and continuing for a period of 90 days after the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of the Placement Agents, such consent not to be unreasonably withheld or delayed, (i) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock except for (x) a registration statement on Form S-8 relating to employee benefit plans or (y) registration statements required by any registration rights agreements or (iii) enter into any swap, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agents (which consent may be withheld in the sole discretion of either Placement Agent), other than (A) the Securities to be sold hereunder, (B) the issuance of restricted Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Registration Statement (excluding the exhibits thereto), the General Disclosure Package and the Prospectus, (C) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the General Disclosure Package and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (D) the issuance by the Company of any shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (D) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection 3(j); or (E) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. If the Company issues, at any time during the 90-day period after the Closing, any shares of Common Stock, or any options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, directly or indirectly, shares of Common Stock of the Company or any shares of capital stock of its Subsidiaries at an effective price per share that is less than the price per share of Common Stock sold in the Offering (a “Subsequent Sale”), then the Company shall simultaneously with the closing of such Subsequent Sale issue to each of the Investors (without the payment of any additional consideration by such Investors) additional shares of Common Stock under the Registration Statement (the “Make-Whole Shares”), under the same terms and conditions as if such Make-Whole Shares had been issued in the Offering, such that the sum of the number of Make-Whole Shares issued to each Investor and the number of Shares issued to such Investor in the Offering shall equal the quotient of the amount of consideration paid by such Investor in the Offering divided by the per share price of the shares sold in the Subsequent Sale. The Company shall not be required to make any additional payments to the Placement Agents in connection with the issuance of the Make-Whole Shares.

(k) Press Releases. Prior to 9:30 a.m. New York City time on the business day immediately subsequent to the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agents disclosing the execution of this Agreement, the Subscription Agreements and the transaction contemplated hereby and thereby. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, the Subsidiaries, their condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Securities (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agents are notified), without the prior written consent of the Placement Agents, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agents, such press release or communication is required by law or applicable stock exchange or self-regulatory agency, in which case the Company shall use its reasonable commercial efforts to allow the Placement Agents reasonable time to comment on such release or other communication in advance of such issuance.

(l) Stabilization. The Company will not, and will cause the Subsidiaries not to, take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(m) Transfer Agent. The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares.

(n) Listing. The Company shall use its best efforts to cause the Shares to be quoted on the OTCBB at the Closing Date and to maintain such quotation on the OTCBB for a period of 12 months after the date hereof.

(o) Undertakings. The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

Cost and Expenses. The Company will pay or reimburse if paid by the Placement Agents all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (a) the preparation, printing, filing, delivery and shipping of the Registration Statement, any Issuer Free Writing Prospectus, each Preliminary Prospectus, the General Disclosure Package and the Prospectus, and any amendment or supplement to any of the foregoing (including costs of mailing and shipment), (b) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities and the printing, delivery, and shipping of the certificates representing the Securities, (c) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 3(g), (including, in the event that the transactions contemplated hereby are not consummated, the reasonable legal fees and expenses not to exceed $50,000, filing fees and other disbursements of counsel to the Placement Agents in connection therewith), and, if reasonably requested by the Placement Agents, the preparation and printing and furnishing of copies of any blue sky surveys to the Placement Agents, (d) the fees and expenses of any transfer agent or registrar for the Securities, (e) any filings required to be made by the Placement Agents or the Company with FINRA, (f) fees, if any, for the quotation of the Securities on the OTCBB, (g) fees and disbursements of the Company’s auditor incurred in delivering the letter(s) described in Section 5(i) of this Agreement, (h) fees of the Escrow Agent, and (i) the costs and expenses of the Company and the Placement Agents in connection with the marketing of the offering and the sale of the Securities to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the written consent of the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered in connection with the road show; provided, however, that the costs and expenses of the Placement Agents pursuant to this Section 4(i) shall be paid by the Company only in the event that the transactions contemplated hereby are not consummated. If this Agreement shall be terminated by the Placement Agents pursuant to Section 9 hereof, the Company will, in addition to paying the amounts described in Section 4 hereof, reimburse the Placement Agents for all of their reasonable out-of-pocket disbursements including, but not limited to, the legal fees and expenses of its counsel incurred as of the date of termination of this Agreement.

Conditions of Placement Agents’ Obligations. The respective obligations of the Placement Agents hereunder and the Investors under the Subscription Agreements are subject to the following conditions:

(a) Filings with the Commission. The Prospectus (including the Final Prospectus Supplement) shall have been filed with the Commission pursuant to Rule 424(b), in the manner and within the time period so required.

(b) Abbreviated Registration Statement. If the Company has elected to rely upon Rule 462(b), the registration statement filed under Rule 462(b) shall have become effective under the Securities Act by 8:00 a.m., Washington, D.C. time, on the business day next succeeding the date of this Agreement.

(c) No Stop Orders; Negative Assurance. Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued under the Securities Act and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, (ii) no order suspending the qualification or registration of the Securities under the securities or blue sky laws of any jurisdiction shall be in effect and (iii) all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement, the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the satisfaction of the Staff of the Commission. The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that (x) the Registration Statement, or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Placement Agents, is material, or omits to state any fact which, in the opinion of the Placement Agents, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or (y) the General Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of a fact which, in the opinion of the Placement Agents, is material, or omits to state any fact which, in the opinion of the Placement Agents, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Action Preventing Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

(e) Objection of Placement Agents. No Prospectus or amendment or supplement to the Registration Statement shall have been filed to which the Placement Agents shall have objected in writing, which objection shall not be unreasonable.

(f) Material Adverse Change. Subsequent to the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, (i) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, (ii) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company or any Subsidiary (other than upon conversion of convertible indebtedness) or any Material Adverse Change otherwise than as set forth in the General Disclosure Package

(g) Representations and Warranties. Each of the representations and warranties of the Company contained herein shall be true and correct when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(h) Opinion of Counsel to the Company. The Placement Agents shall have received from Jolie Kahn, Esq., counsel to the Company, such counsel’s written opinion, addressed to the Placement Agents and the Investors and dated the Closing Date, in the form provided on Exhibit C hereto. Such counsel shall also have furnished to the Placement Agents a written statement, addressed to the Placement Agents and dated the Closing Date, covering negative assurances.

(i) Opinion of Counsel to the Placement Agents. The Placement Agents shall have received from Duane Morris LLP, counsel for the Placement Agents, such counsel’s written opinion, addressed to the Placement Agents and dated the Closing Date, covering such matters as are customarily covered in transactions of this type. Such counsel shall also have furnished to the Placement Agents a written statement, addressed to the Placement Agents and dated the Closing Date, covering negative assurances.

(j) Accountant’s Comfort Letter. On the date hereof, the Placement Agents shall have received a letter dated the date hereof (the “Comfort Letter”), addressed to the Placement Agents and in form and substance reasonably satisfactory to the Placement Agents and their counsel, from EFP Rotenberg, LLP, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Rules and Regulations and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 and Statement of Auditing Standard No. 100 (or successor bulletins), in connection with registered public offerings.

(k) Bring-Down Letter. At the Closing Date, the Placement Agents shall have received from EFP Rotenberg, LLP, a letter (the “Bring-Down Letter”), dated the Closing Date, addressed to the Placement Agents and in form and substance reasonably satisfactory to the Placement Agents, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Rules and Regulations, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as of a date not more than three days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Comfort Letter and (iii) confirming in all material respects the conclusions and findings set forth in the Comfort Letter.

(l) Officer’s Certificate. The Placement Agents shall have received on the Closing Date a certificate, addressed to the Placement Agents and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

(i) each of the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects when originally made and are true and correct in all material respects as of the Closing Date; and the Company has complied in all material respects with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii) subsequent to the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, (A) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, (B) there has been no material change in the financial position or results of operation of the Company, otherwise than as set forth in the General Disclosure Package;

(iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall be pending or to their knowledge, threatened by the Commission or any state or regulatory body; and

(iv) (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (y) neither the Prospectus nor the General Disclosure Package contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement, the Prospectus or the General Disclosure Package in order to make the statements therein not untrue or misleading in any material respect.

(m) Secretary’s Certificate. On the Closing Date, the Company shall have furnished to the Placement Agents a Secretary’s Certificate of the Company.

(n) Lock-Up Agreements. Each officer and director of the Company shall have entered into Lock-Up Agreements substantially in the form attached as Exhibit B hereto on or prior to the date hereof, and each such Lock-Up Agreement, or a copy thereof, shall have been delivered to the Placement Agents and shall be in full force and effect at the Time of Sale.

(o) Other Filings with the Commission. The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Agreement and any other documents relating thereto.

(p) No FINRA Objection. The Placement Agents shall not have received any objection from FINRA as to the fairness and reasonableness of the amount of compensation allowable or payable to the Placement Agents in connection with the issuance and sale of the Securities.

(q) Subscription Agreements. The Company shall have entered into the Subscription Agreements with each of the Investors, and such agreements shall be in full force and effect on the Closing Date.

(r) Escrow Agreement. The Company shall have entered into the Escrow Agreement, and such agreement shall be in full force and effect on the Closing Date.

(s) Additional Documents. Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates or documents as the Placement Agents shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

6. Indemnification and Contribution.

(a) Indemnification of the Placement Agents. The Company agrees to indemnify and hold the Placement Agents harmless against any losses, claims, damages or liabilities (“Losses”) to which either or both of the Placement Agents may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment or supplement thereto, or in any Issuer Free Writing Prospectus, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any breach of the representations, warranties and agreements of the Company contained herein, and will reimburse the Placement Agents for any legal or other expenses incurred by then in connection with investigating or defending against such Losses (or actions in respect thereof); provided, however, that the Company shall not be liable to a Placement Agent in any such case to the extent that any such Losses (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment or supplement thereto, or in any Issuer Free Writing Prospectus in reliance upon and in conformity with the Placement Agent Information provided by such Placement Agent.

In addition to its other obligations under this Section 6(a), the Company agrees that it will reimburse the Placement Agents for all legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, described in this Section 6(a), as such fees and expenses are incurred.

(b) Indemnification of the Company. Each Placement Agent, severally and not jointly, will indemnify and hold harmless the Company against any Losses to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the General Disclosure Package, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Placement Agent, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action, it being understood and agreed that the only such information furnished by such Placement Agent consists of the Placement Agent Information provided by such Placement Agent.

(c) Notice and Procedures. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a separate counsel to represent it, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnified party or parties except to the extent that (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the indemnifying party and the position of the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of the proceeding.

(d) Contribution; Limitation on Liability. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each respective Placement Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each respective Placement Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the respective Placement Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total compensation received by each Placement Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or either such Placement Agent and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party (and not reimbursed by the indemnifying party) in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection, neither Placement Agent shall be required to contribute any amount in excess of the total commissions received by such Placement Agent in accordance with Section 1(b) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Non-Exclusive Remedies. The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls a Placement Agent within the meaning of the Securities Act; and the Placement Agents’ obligations under this Section 6 shall be in addition to any liability that each such Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Placement Agents and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agents or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons and shall survive delivery of, and payment for, the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 4, 6 and 12 hereof shall remain in full force and effect, regardless of any termination of this Agreement.

Information Furnished by Placement Agents. The Company acknowledges that the statements set forth in the “Plan of Distribution” section in the Prospectus (the “Placement Agent Information”), constitute the only information relating to each of the Placement Agents furnished in writing to the Company by each such Placement Agent as such information is referred to in Sections 2 and 6 hereof.

Termination. The Placement Agents shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agents to the Company, if (a) prior to delivery and payment for the Securities (i) the quotation of securities generally shall have been suspended on or by the OTCBB, (ii) quotation of Common Stock of the Company shall have been suspended on the OTCBB or by the Commission, (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States, (iv) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, or (v) there shall have occurred any other calamity or crisis or any material change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v), in the judgment of the Placement Agents, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus, (b) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the General Disclosure Package or incorporated by reference therein, there has been any Material Adverse Effect, if the effect of any such event specified in this clause (b), in the judgment of the Placement Agents, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus, (c) the Company shall have failed, refused or been unable to comply with the terms or perform any agreement or obligation of this Agreement or any Subscription Agreement, other than by reason of a default by a Placement Agent, or (d) any condition of the Placement Agents’ obligations hereunder is not fulfilled. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, and Section 12 hereof shall at all times be effective notwithstanding such termination.

Notices. All statements, requests, notices and agreements hereunder shall be in writing shall be delivered or sent by mail, telex or facsimile transmission, as follows:

(a) if to PBC, to:

Philadelphia Brokerage Corporation

Two Radnor Corporate Center

Suite 111

Radnor, Pennsylvania 19087

Attention: Robert Fisk

Facsimile No.: (610) 975-0520

with a copy (which shall not constitute notice) to:

Duane Morris LLP

30 South 17th Street

Philadelphia, PA 19103-4196

Attention: John M. Coogan, Jr., Esq.

Facsimile No. (215) 689-1990

(b) if to EGE, to:

Emerging Growth Equities, Ltd.

Parkview Tower

1150 First Ave, Suite 600

King of Prussia, PA 19406

Attention: Gregory Berlacher

Facsimile No.: (610) 783-4761

with a copy (which shall not constitute notice) to:

Duane Morris LLP

30 South 17th Street

Philadelphia, PA 19103-4196

Attention: John M. Coogan, Jr., Esq.

Facsimile No. (215) 689-1990

(c) if to the Company, to

Axion Power International, Inc.

3601 Clover Lane
New Castle, PA 16105

Attention: Thomas Granville, CEO

Facsimile: (724) 654-3300

Charles R.Trego, CFO

Facsimile: (724) 654-1781

with a copy (which shall not constitute notice) to:

Jolie Kahn, Esq.
2 Liberty Place
34th floor
Philadelphia, PA 19102
Facsimile (866) 705-3071

Persons Entitled to Benefit of Agreement.

This Agreement shall inure to the benefit of and shall be binding upon the Placement Agents, the Company, and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (i) the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(a) and the indemnities of the Placement Agents shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(a) and (ii) the Investors are relying on the representations made by the Company under, and are intended third party beneficiaries of, this Agreement. The term “successors and assigns” as herein used shall not include any purchaser of the Securities by reason merely of such purchase.

Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof. Except as set forth below, no proceeding may be commenced, prosecuted or continued in any court other than the courts of the Commonwealth of Pennsylvania located in the County of Chester or in the United States District Court for the Eastern District of Pennsylvania, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any proceeding arising out of or in any way relating to this Agreement is brought by any third party against either Placement Agent. The Company hereby waives all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

No Fiduciary Relationship. The Company hereby acknowledges and agrees that:

No Other Relationship. The Placement Agents have been retained solely to act as Placement Agents in connection with the Offering of the Company’s securities. The Company further acknowledges that the Placement Agents are acting pursuant to a contractual relationship created solely by this Agreement and entered into on an arm’s length basis and in no event do the parties intend that the Placement Agents act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Placement Agents may undertake or have undertaken in furtherance of the Offering of the Company’s securities, either before or after the date hereof. The Placement Agents hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.

(b) Absence of Obligation to Disclose. The Company has been advised that the Placement Agents and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

(c) Waiver. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agents with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim to any person asserting a fiduciary duty claim on behalf of the Company, including stockholders, employees or creditors of the Company.

Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission or by electronic mail as an attachment in “PDF” or similar format shall be effective as delivery of a manually executed counterpart thereof.

Research Analyst Independence. The Company acknowledges that the Placement Agents’ respective research analysts and research departments are required to be independent (“Analyst Independence”) from its investment banking division and are subject to certain regulations and internal policies, and that the Placement Agents’ respective research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the Offering that differ from the views of its investment banking division. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against either Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by such Placement Agent’s investment banking division; provided, however, that it is understood by such Placement Agent that the Company does not waive any claims it may have against such Placement Agent in the event that such Placement Agent fails to maintain Analyst Independence. The Company acknowledges that each Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 17 shall relieve either Placement Agent of any responsibility or liability they may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.

Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of the agreement among the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

AXION POWER INTERNATIONAL, INC.

By: /s/ Thomas Granville
Name: Thomas Granville
Title: Chief Executive Officer

Accepted as of the date first above written:

PHILADELPHIA BROKERAGE CORPORATION

By:	/s/ Robert Fisk
Name: Robert Fisk
Title: Senior Partner

EMERGING GROWTH EQUITIES, LTD.

By:	/s/ Gregory J. Berlacher
Name: Gregory J. Berlacher
Title: President and CEO

Schedules and Exhibits

Schedule I:	Subsidiaries
Schedule II:	Permitted Free Writing Prospectuses
Exhibit A:	Form of Subscription Agreement
Exhibit B:	Form of Lock-Up Agreement
Exhibit C:	Form of Legal Opinion
Exhibit D:	Pricing Information

Schedule I

Subsidiaries

Name	Percent Owned	Jurisdiction of Incorporation
Axion Power Battery Manufacturing, Inc.	100%	Pennsylvania

Schedule II

Permitted Free Writing Prospectus

None.

Exhibit A

Form of Subscription Agreement

Exhibit B

Form of Lock-Up Agreement

Lock-Up Agreement

January __, 2012

Philadelphia Brokerage Corporation

Two Radnor Corporate Center

Suite 111

Radnor, Pennsylvania 19087

Emerging Growth Equities, Ltd.

Parkview Tower

1150 First Ave, Suite 600

King of Prussia, PA 19406

Ladies and Gentlemen:

The undersigned understands that you propose to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with Axion Power International, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of the securities of the Company (the "Securities"), which Securities will comprise shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, pursuant to a registration statement on Form S-3 (File No. 333-174692) filed by the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agency Agreement.

In consideration of the foregoing, and in order to induce you to act as Placement Agents in the offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent (which consent may be withheld in your sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the date of filing of the final prospectus (including the final prospectus supplement) to be used in confirming the sale of the Securities (the “Final Prospectus”), (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without your prior written consent (which consent may be withheld in your sole discretion), it will not, during the period ending 90 days after the date of filing of such Final Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, the restrictions set forth in clause (a) and (b) above shall not apply to (1) transfers (A) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (B) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (C) with your prior written consent (which may be withheld in your sole discretion), (D) effected pursuant to any exchange of “underwater” options with the Company or (E) to "affiliates" (as defined in Rule 12b-2 under the Exchange Act) of the undersigned, provided that the affiliate or affiliates thereof agree to be bound in writing by the restrictions set forth herein, (2) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan, including any exercise effected by the delivery of Securities of the Company held by the undersigned, or (3) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned hereby acknowledges that the Company has agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs, executors or personal agents of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that this Lock-Up Agreement shall be terminated and the undersigned shall be released from all obligations hereunder upon the earlier of (i) the date the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the date the Placement Agency Agreement (other than the provisions thereof that survive termination) is terminated or (iii) February 29, 2012, if the sale by the Company of Securities in the minimum amount of aggregate value contemplated by the Offering is not completed by such date.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of laws principles thereof.

Very truly yours,

Exhibit C

Legal Opinion of Counsel to the Company

Jolie Kahn, Esq.

1020 Riverview

Conshohocken, PA 19428

February __, 2011

Philadelphia Brokerage Corporation

Two Radnor Corporate Center

Suite 111

Radnor, Pennsylvania 19087

Emerging Growth Equities, Ltd.

Parkview Tower

1150 First Ave, Suite 600

King of Prussia, PA 19406

Re:	Public Offering of [ ] Shares of Common Stock of Axion Power International, Inc.

Ladies and Gentlemen:

We have acted as counsel for Axion Power International, Inc., a Delaware corporation (the “Company”), in connection with the sale by the Company of [ ] units (the “Units”) consisting of an aggregate of [ ] shares (the “Shares”) of Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”) pursuant to that certain Placement Agency Agreement dated January 30, 2012 (the “Placement Agency Agreement”) between the Company and Philadelphia Brokerage Corporation and Emerging Growth Equities, Ltd. (together, the “Placement Agent”). We are providing this letter pursuant to Section 5(h) of the Placement Agency Agreement. Terms defined in the Placement Agency Agreement are used as therein defined, unless otherwise defined herein.

In connection with this letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of (i) the certificate of incorporation of the Company, (ii) the by-laws of the Company, (iii) the Placement Agency Agreement, (iv) the escrow agreement, dated January 27, 2012, among the Company, the Placement Agent and Bank of New York/Mellon (the “Escrow Agreement”), (v) the subscription agreements listed on Schedule I (collectively, the “Subscription Agreements”, and with the Placement Agency Agreement, the “Transaction Documents”), (vi) the registration statement on Form S-3 (Reg. No. 333-174692) (the “Shelf Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) on July 28, 2011, (vii) the prospectus supplement of the Company dated January __, 2012, including the accompanying base prospectus dated July 28, 2011 (the “Base Prospectus”), which was filed by the Company on January __, 2012 pursuant to Rule 424(b)(5) promulgated under the Securities Act (the “Prospectus Supplement”) and (viii) such other documents and records as we deemed appropriate for purposes of the opinions set forth herein. As used herein, the term “Registration Statement” means the Shelf Registration Statement, as amended on the most recent effective date, pursuant to Rule 430B(f)(2), of the part of the registration statement relating to the Shares for purposes of the Placement Agent’s liability under Section 11 of the Securities Act, including the information deemed at such time to be included in the part of the registration statement relating to the Shares pursuant to Rule 430B(f)(2) under the Act.

We have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of all documents submitted to us as copies. We have also assumed that the Transaction Documents constitute a valid and binding obligation of each party thereto other than the Company. We have also assumed the due authorization, execution and delivery of all Transaction Documents by all parties other than the Company and that all parties to the Transaction Documents will act in accordance with their respective representations and warrants as set forth therein.

As to any facts that are material to the opinions hereinafter expressed that we did not independently establish or verify, we have relied without investigation upon the representations of the Company contained in the Transaction Documents and upon certificates of officers of the Company.

In rendering the opinions set forth herein, whenever a statement or opinion herein is qualified by “to our knowledge,” “known to us” or by words of similar import, it is intended to indicate that, during the course of our representation of the Company in the subject transaction, no information has come to the attention of those lawyers in our firm who have rendered legal services in connection with the preparation of the Registration Statement that gives us actual knowledge of the inaccuracy of such statement or opinion. Except as specifically set forth herein, we have not undertaken any independent investigation to determine the accuracy of facts material to any such statement or opinion, and no inference as to such statement or opinion should be drawn from the fact of our representation of the Company. In making judgments in respect of matters of materiality, we have, to the extent we deemed appropriate, relied upon management and other representatives of the Company in assessing the possible impact of such items upon the Company.

Based upon and subject to the foregoing and to the limitations and qualifications described below, we are of the opinion that:

1.	The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Transaction Documents, and to issue, sell and deliver the Shares as contemplated by the Placement Agency Agreement.

2.	The Company is duly qualified to do business as a foreign corporation in Pennsylvania.

3.	The Company has the full right, corporate power and authority to enter into the Transaction Documents and to perform and discharge its obligations thereunder. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as to rights to indemnity thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

4.	The Shares have been duly authorized by the Company and, when issued and sold by the Company, and delivered by the Company and paid for by the investors in accordance with the terms of the Subscription Agreements, will be validly issued, fully paid and nonassessable and are free of statutory and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights.

5.	As of January __, 2012, the Company had authorized capital stock as set forth in the Registration Statement and the Prospectus Supplement.

6.	The statements set forth under the caption “Description of Common Stock” in the Registration Statement and the Prospectus Supplement, insofar as such statements purport to summarize certain provisions of the certificate of incorporation and by-laws of the Company, provide a fair summary of such provisions in all material respects.
7.	The Registration Statement, on the date it initially was ordered effective by the Commission (except as to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and information about internal control over financial reporting, as to which we express no opinion), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act.

8.	Each of the documents, as amended, incorporated by reference in the Registration Statement and Prospectus Supplement (except as to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and information about internal control over financial reporting, as to which we express no opinion), at the time such document was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act or the Exchange Act.

9.	The Registration Statement has become effective under the Securities Act and no stop order suspending its effectiveness has been issued by the Commission, and no proceeding for that purpose has been instituted or is pending before, or to our knowledge is contemplated by, the Commission. Any required filing of the Prospectus pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424.

10.	No consent, authorization, approval or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company in connection with the issuance and sale of the Shares, and the consummation by the Company of the transactions contemplated by the Placement Agency Agreement, other than such as have previously been obtained, including, without limitation, registration of the Shares under the Securities Act and of the Common Stock under the Exchange Act; provided, however, that we express no opinion as to state securities or blue sky laws, foreign securities laws of the various jurisdictions in which the Common Stock is being offered by the Placement Agent or with respect the Conduct Rules of FINRA.

11.	The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated thereby, do not and will not result in any breach or default under (nor constitute any event that, with notice, lapse of time, or both, would result in any breach or default under), or conflict with any provision of the certificate of incorporation or by-laws of the Company, or any provision of any agreement or instrument filed as an exhibit to the Registration Statement, the Delaware General Corporation Law, or any U.S. federal or New York state law, rule or regulation that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Transaction Documents, or, to our knowledge, any decree, judgment or order of any court, except that we express no opinion regarding any state securities or “Blue Sky” laws or the provisions of Section 6 of the Placement Agency Agreement.

12.	To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character that are required to be filed as exhibits to the Registration Statement, or to be summarized or described in the Registration Statement and the Prospectus Supplement, which have not been so filed, summarized, or described as required.

13.	To our knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of the Subsidiaries is subject, or by which any of their respective properties are bound, before or by any federal or state governmental or regulatory commission, board, body, authority or agency that are required to be described in the Registration Statement and Prospectus Supplement and that are not so described as required.

14.	The Company is not and, after giving effect to the offering and sale of the Units, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

15.	We have read the statements in the Prospectus Supplement under the captions “Legal Matters” and insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, they fairly present the information required to be shown by Form S-3.
16.	To our knowledge, except as described in the Registration Statement and the Propspectus Supplement, no person is entitled to require the Company to register shares of capital stock or other securities of the Company under the Securities Act in connection with the offering contemplated by the Registration Statement.
17.	The Shares have been duly quoted on The Over the Counter Bulletin Board. Our opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions.

A. For purposes of our opinions in paragraphs 1 and 2 above as to the valid existence and good standing of the Company, we have relied solely upon good standing or similar certificates issued by appropriate authorities in the subject jurisdictions.

B. For purposes of our opinion in paragraph 9 above, we have relied solely upon (i) the effectiveness order posted by the Commission on its Electronic Data Gathering and Retrieval System (“EDGAR”) indicating that as of 4:30 p.m., Washington, D.C. time on July 28, 2011, the Registration Statement had been declared effective, (ii) telephonic confirmations from the staff of the Commission on [date], to the effect that no stop order suspending the effectiveness of the Registration Statement had been issued as of the time of such telephonic confirmation, and (iii) a confirmation of filing received from EDGAR dated [date of filing], with respect to the filing of the Prospectus pursuant to Rule 424(b).

C. For purposes of the opinions set forth herein we have relied on officer’s certificate(s), the certificate of incorporation, and minute books and stock records relating to meetings and written actions of the Board of Directors and stockholders of the Company. The Company has represented to us that the records and documents made available to us are complete and accurate and constitute all of the Company’s records and documents with respect to the issuance of shares of its capital stock, options, warrants, conversion privileges or other rights to purchase shares of its capital stock.

D. The opinions expressed in this letter are limited to the laws of the State of Pennsylvania, the General Corporation Law of the State of Delaware and the federal securities laws of the United States of America, and we express no opinion with respect to the laws of any other state or jurisdiction. Furthermore, we express no opinion on any matter covered by (i) the “blue sky” or securities laws of any state and, (ii) laws, rules or regulations applicable to  patents, copyrights, trademarks and other proprietary rights. We express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering any of such laws or opinions of other counsel have not been sought or obtained by us in connection with rendering the opinions expressed herein.

E. We have assumed the conformity of the documents filed with the Commission via EDGAR, except for required EDGAR formatting changes, to physical copies of the documents delivered to, or prepared by, the Company and submitted for our examination.

F. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

G. Limitations imposed by state law, federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

H. This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, including the General Qualifications and the Equitable Principles Limitation, and this opinion letter should be read in conjunction therewith.

This letter is effective only as of the date hereof. We do not assume responsibility for updating this opinion letter as of any date subsequent to its date, and we assume no responsibility for advising you of any changes with respect to any matters described in this letter that may occur, or facts that may come to our attention, subsequent to the date hereof.

This letter is furnished by us solely for the benefit of the Placement Agent in connection with the transactions contemplated by the Placement Agency Agreement and may not be relied upon by the Placement Agent for any other purpose, nor may it be furnished to or relied upon by any other person or entity for any purpose whatsoever. This letter is not to be quoted in whole or in part or otherwise referred to or used, nor is it to be filed with any governmental agency or any other person, without our express written consent.

Very truly yours,

SCHEDULE I

[List Subscription Agreement parties and dates]

Exhibit D

Pricing Information

Maximum Number of Shares to be Issued: 28,571,429

Offering Price: $0.35 per Share

Placement Agency Fee: As compensation for services rendered, on the Closing Date, the Company shall pay or cause to be paid to each Placement Agent a fee (the “Agency Fee”) payable as follows: (i) the Company shall pay to each Placement Agent an amount of cash equal to seven percent (7.0%) of the gross proceeds received by the Company in the issuance of Securities placed by such Placement Agent in the Offering (the “Cash Fee”), and (ii) shall issue to each Placement Agent or its designees the number of shares of Common Stock equal to three percent (3.0%) of the gross proceeds received by the Company in the issuance of Securities placed by such Placement Agent in the Offering, with such shares of Common Stock valued at the price at which the Securities are sold in the Offering, or such lower amount as approved by FINRA.

Estimated Net Proceeds to the Company (exclusive of estimated expenses of the Company): $9,250,000 (based upon a maximum raise of $10,000,000)